CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT



I hereby consent to the use in the Form 10-SB Registration Statement, of Allmon Management, Inc. my report for the period from March 3, 2000 (inception) to March 6, 2000, dated March 8, 2000, relating to the financial statements of Allmon Management, Inc. which appear in such Form 10-SB.


                                                    STEPHEN S. BUSH, C.A.
                                                    Chartered Accountant

Port Moody,B.C.
Canada
March 8, 2000


                                    By:/s/ Stephen S. Bush
                                    Chartered Accountant